Commercial Vehicle Group, Inc. Oppenheimer Industrial Growth Conference May 10, 2017 Patrick Miller President and CEO Tim Trenary Chief Financial Officer Terry Hammett Treasurer and VP Investor Relations

Forward Looking Statement This press release contains forward-looking statements that are subject to risks and uncertainties. These statements often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," or similar expressions. In particular, this press release may contain forward-looking statements about Company expectations for future periods with respect to its plans to improve financial results and enhance the Company, the future of the Company’s end markets, Class 8 North America build rates, performance of the global construction equipment business, expected cost savings, enhanced shareholder value and other economic benefits of the consulting services, the Company’s initiatives to address customer needs, organic growth, the Company’s economic growth plans to focus on certain segments and markets and the Company’s financial position or other financial information. These statements are based on certain assumptions that the Company has made in light of its experience in the industry as well as its perspective on historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Actual results may differ materially from the anticipated results because of certain risks and uncertainties, including but not limited to: (i) general economic or business conditions affecting the markets in which the Company serves; (ii) the Company's ability to develop or successfully introduce new products; (iii) risks associated with conducting business in foreign countries and currencies; (iv) increased competition in the heavy-duty truck, construction, aftermarket, military, bus, agriculture and other markets; (v) the Company’s failure to complete or successfully integrate strategic acquisitions; (vi) the impact of changes in governmental regulations on the Company's customers or on its business; (vii) the loss of business from a major customer or the discontinuation of particular commercial vehicle platforms; (viii) the Company’s ability to obtain future financing due to changes in the lending markets or its financial position; (ix) the Company’s ability to comply with the financial covenants in its revolving credit facility and term loan facility; (x) fluctuation in interest rates relating to its term loan facility and revolving credit facility; (xi) the Company’s ability to realize the benefits of its cost reduction and strategic initiatives; (xii) a material weakness in our internal control over financial reporting which could, if not remediated, result in material misstatements in our financial statements; (xiii) volatility and cyclicality in the commercial vehicle market adversely affecting us; (xiv) the geographic profile of our taxable income and changes in valuation of our deferred tax assets and liabilities impacting our effective tax rate; (xv) changes to domestic manufacturing initiatives impacting our effective tax rate related to products manufactured either in the United States or in international jurisdictions; (xvi) implementation of tax changes, by the United States or another international jurisdiction, related to products manufactured in one or more jurisdictions where we do business; and (xvii) various other risks as outlined under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for fiscal year ending December 31, 2016. There can be no assurance that statements made in this press release relating to future events will be achieved. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on behalf of the Company are expressly qualified in their entirety by such cautionary statements. pg | 1

23 Facilities 9 Countries 2016 sales $662M NASDAQ CVGI Global Presence pg | 2 North America 12 facilities Europe 5 facilities Asia Pacific 6 Facilities

Products Seats & Seating Systems Cabs and Sleeper BoxesWiper Systems, Mirrors & Controls Wire Harnesses & Controls Interior Trim pg | 3

$662 Million 2016 Sales pg | 4 78% 11% 11% N. America EMEA APAC 42% 19% 5% 2% 18% 14% OEM Truck OEM Construction OEM Bus OEM Agriculture Aftermarket Other 42% 23% 20% 9% 6% Seats Wire Harnesses Trim Structures Wipers / Mirrors 17% 15% 10% 7%6% 6% 39% Volvo Daimler Paccar Caterpillar John Deere Navistar All Other Region End Market Product Customer

2016 Business Segment Sales¹ pg | 5 1. Before intercompany sales eliminations 62% 19% 8% 2% 9% MD/HD Truck OEMs Aftermarket and OE Service Bus OEMs Construction OEMs Other Global Truck and Bus $416 Million (62%) 47% 16% 14% 8% 5% 3% 7% Construction Aftermarket and OE Service Automotive Truck Military Agriculture Global Construction and Agriculture $254 Million (38%)

Industry Outlook – North America Truck pg | 6 North American Truck Build Rates 2016 CVG Sales by End Market (‘000s of units) 297 323 228 217 258 294 295 231 2014A 2015A 2016A 2017E 2018E 2019E 2020E 2021E Heavy-Duty Truck (Class 8) 227 237 233 245 248 255 270 265 2014A 2015A 2016A 2017E 2018E 2019E 2020E 2021E 42% 19% 5% 2% 18% 14% OEM Truck OEM Bus OEM Agriculture Aftermarket * Other OEM Construction Market Observations  Indicators point to a bottoming/recovery in the North American MD/HD Truck market  HD Build rates projected to increase at 10.8% CAGR 2017 - 2020  Excess inventories are being reduced  Average age of class 8 fleet remains above historical averages  Indicators point to steady growth in medium-duty truck market Medium-Duty Trucks (Class 5-7) Source: Company website and filings, LMC Automotive, ACT Research, and Wall Street Research. * Each segment has aftermarket exposure.

Industry Outlook – Global Construction

Global Sales of Heavy-Duty Construction Equipment



('000s of units)
2016 – 2020E CAGR: 7.0%
927
143
19
211
554
1,075
164
19
238
654
1,139
175
20
250
693
1,186
182
22
259
723
1,216
186
23
263
744
CAGR
6.8%
4.7%
5.7%
7.7%
2016A
2017E
2018E
2019E
2020E
Asia Pacific
Europe
Latin America
North America

2016 CVG Sales by End Market



Other
14%
OEM Truck
42%
Aftermarket *
18%
OEM Agriculture
2%
5%
OEM Bus
19%
OEM Construction

Market Observations

- Positive outlook for Housing and U.S. construction with expected tailwinds from increased infrastructure spending under new administration
  - Excess inventories have normalized and rental utilization has increased
  - Non-residential spending is 1% below 2008 peak and growing, although potential headwinds exist from rising rates
- Political climate creating uncertainty; however the European Construction PMI is at its highest level in three years
  - Positive outlook for housing supported by job and wage growth
- Expected growth in construction spending of 6.9% in 2017 and 6.0% in 2018 driven by fiscal stimulus for construction projects

Source: Millmark Associates (Oct 2016), VDMA (2016), Customer S&OP data, and Wall Street Research. Reflects select platforms in Crane, Earthmoving equipment, and Paving.
* Each segment has aftermarket exposure.

pg | 7

Strategies to Improve the Core 18% Fewer Sales pg | 8  Restructuring and cost reductions  Executive leadership realigned  Major changes announced  Supply Chain - Leveraging globally, increasing standardization, and localizing supply  Lean/Six Sigma driving cost out  Over 600 belts granted in the past two years, including 47 black belts  Another 600 belts planned for 2017  Process investments  Interior trim in North America  More efficient seat assembly lines in US and UK 18% Fewer Sales 18% Fewer Sales

pg | 9 Targets for Growth New off-road seating product lines Construction and Ag seats debut in Nov. 2016 (“SCIOX”); currently in development programs with major OEMs. Includes light duty equipment applications expanding market for CVG. Global Ag market Wire harness, interior trim, and seats. Potential addressable market ~ $900M. Wire harnesses – Europe and North America Winning in new segments – agriculture, truck (powertrain), and power generation. Exploring extension into digital components. Global Truck and Bus Major launch activities in North America. Targeting seat growth in domestic India and China. Interior trim and wiper options in Europe. Open to M&A options that could facilitate our targets for growth

FINANCIAL UPDATE

Financial Results pg | 11 ACT outlook for medium and heavy duty truck production (000’s)* Class 8 Class 5-7 * Source: ACT Research See appendix for reconciliation of GAAP to non-GAAP financial measures Q1 Q4 Q1 (Dollars in millions) 2016 2016 2017 Sales 180.3 150.0 173.4 Reflects Q1 market improvement Gross Profit 25.7 18.3 21.5 Margin 14.3% 12.2% 12.4 % SG&A 16.8 14.0 16.6 Litigation settlement Operating Income 8.6 3.9 4.6 Margin 4.8% 2.6% 2.6 % Adjusted Operating Income 9.5 5.1 8.0 Margin 5.3% 3.4% 4.6% 120 bps improvement from Q4 N.A. Class 8 Production (000's) 64 47 51 Up 9% from Q4 N.A. Class 5 - 7 Production (000's) 64 54 64 Up 19% from Q4

Business Segments¹ pg | 12 1. Before intercompany sales eliminations See appendix for reconciliation of GAAP to non-GAAP financial measures (Dollars in millions) Global Truck & Bus Global Construction & Agriculture Sales 102.1 73.5 Gross Profit 14.0 7.8 Margin 13.7% 10.6 % SG&A 5.5 4.5 Operating Income 8.3 3.3 Margin 8.1% 4.5 % Adjusted Operating Income 9.3 3.4 Margin 9.1% 4.6 % Three Months Ended March 31, 2017

See appendix for reconciliation of GAAP to non-GAAP financial measures Capital Structure pg | 13 Capital Allocation: 1.) liquidity 2.) growth 3.) de-leverage 4.) return capital to shareholders Proforma LTM Q1 Q1 2017 (Dollars in millions) 2015 2016 2017 (Refinancing) Satisfaction & Discharge Filed - 4/12/17 Debt 235 235 235 175 Less: Cash 92 130 119 41 Net Debt 143 105 116 134 Principal Balance $ 175 Interest LIBOR + 600 Adjusted EBITDA 58 46 44 44 Due April 2023 Adjusted Gross Leverage 4.1 X 5.1 X 5.3 X 4.0 X Adjusted Net Leverage 2.5 X 2.3 X 2.6 X 3.0 X Commitment $ 65 Availability $ 64 Letters of Credit $ 2 Liquidity: Accordion $ 40 Cash 41 ABL Borrowing Base 64 Less: LOC (2) Moody's B2 / Stable Liquidity 103 S&P B / Stable * Effective April 12, 2017 Term Loan* Asset Based Credit Facility* Agency Ratings 7.875% Senior Secured Notes

Commercial Vehicle Group, Inc. Oppenheimer Industrial Growth Conference May 10, 2017 Patrick Miller President and CEO Tim Trenary Chief Financial Officer Terry Hammett Treasurer and VP Investor Relations

GAAP to Non-GAAP Reconciliation APPENDIX

GAAP to Non-GAAP Reconciliation Adjusted Operating Income Reconciliation pg | 16 Q1 Q4 Q1 (Dollars in millions) 2016 2016 2017 Operating Income 8.6 3.9 4.6 Margin 4.8% 2.6% 2.6 % Special Items: Restructuring & Related 0.3 1.2 1.1 Litigation Settlement 2.3 Impaired Asset 0.6 Adjusted Operating Income 9.5 5.1 8.0 Margin 5.3% 3.4% 4.6%

EBITDA & Adjusted EBITDA Reconciliation GAAP to Non-GAAP Reconciliation pg | 17 FY FY Q2 Q3 Q4 Q1 LTM (Dollars in millions) 2015 2016 2016 2016 2016 2017 Q1 2017 Net Income 7.1 6.8 2.7 1.2 0.4 0.6 4.9 Interest Expense 21.4 19.3 4.9 5.0 4.5 4.9 19.3 Tax Provision (Benefit) 9.8 0.8 (1.5) (0.4) (0.6) (1.7) Depreciation 16.4 15.2 3.7 3.8 3.6 3.6 14.7 Amortization 1.3 1.3 0.3 0.3 0.3 0.3 1.2 EBITDA 56.0 42.6 12.4 8.8 8.4 8.8 38.4 Restructuring & Related 2.3 3.5 0.5 1.5 1.2 1.1 4.3 Insurance Recovery (0.7) (0.7) (0.7) Litigation Settlement 2.3 2.3 Impaired Asset 0.6 Adjusted EBITDA 58.3 46.0 12.9 10.3 8.9 12.2 44.3

GAAP to Non-GAAP Reconciliation Business Segment Adjusted Operating Income Reconciliation pg | 18 Three Months Ended March 31, 2017 (Dollars in millions) Global Truck & Bus Global Construction & Agriculture Operating Income 8.3 3.3 Special Items: Restructuring & Related 1.0 0.1 Adjusted Operating Income 9.3 3.4 Margin 9.1% 4.6%